Exhibit 99.2

Delta Air Lines J.P. Morgan Industrials Conference March 10, 2020

Safe Harbor 2 Statements in this presentation that are not historical facts, including statements regarding our estimates, expectations, be lie fs, intentions, projections or strategies for the future, may be "forward - looking statements" as defined in the Private Securities Litigation Re form Act of 1995. All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward - looking statem ents. These risks and uncertainties include, but are not limited to, the possible effects of accidents involving our aircraft; breaches o r s ecurity lapses in our information technology systems; disruptions in our information technology infrastructure; our dependence on technology in our op erations; the performance of our significant investments in airlines in other parts of the world; the restrictions that financial covenants in our financing agreements could have on our financial and business operations; labor issues; the effects of weather, natural disasters and s eas onality on our business; the effects of an extended disruption in services provided by third parties; the cost of aircraft fuel; the availab ili ty of aircraft fuel; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of environmental reg ulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management and key emp loy ees; damage to our reputation and brand if we are exposed to significant adverse publicity; the effects of terrorist attacks or geopolitical co nflict; competitive conditions in the airline industry; interruptions or disruptions in service at major airports at which we operate; the effect s o f extensive government regulation on our business; the impact of environmental regulation on our business; the sensitivity of the airline in dustry to prolonged periods of stagnant or weak economic conditions; uncertainty in economic conditions and regulatory environment in t he United Kingdom related to the exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious ill nesses. Additional information concerning risks and uncertainties that could cause differences between actual results and forward - lookin g statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10 - K for the fiscal year end ed December 31, 2019. Caution should be taken not to place undue reliance on our forward - looking statements, which represent our v iews only as of March 10, 2020, and which we have no current intention to update.

3 Current Environment • Taking every precaution to protect the health and safety of our customers and employees − Extended broad - based travel waiver through April 30 • COVID - 19 is materially impacting revenue as bookings decline and ticket cancellations accelerate • Decisive actions underway to protect Delta’s financial foundation − Capacity – Reducing planned capacity by at least 15% and prepared to do more − Expenses – Capacity - related and incremental cost reductions of $1.8 billion in 2020, and approximately $2 billion of fuel price benefit at current prices − Balance Sheet and Cash Flow – Incremental cash flow and liquidity initiatives of over $3 billion • Delta maintains a strong financial position with investment - grade balance sheet and ample liquidity − Prioritizing free cash flow, investment - grade balance sheet and a minimum of $5 billion in liquidity for full year 2020 • Withdrawing March quarter and full - year financial guidance − Currently expect March quarter unit revenue to be down mid - to high - single digits

Entity Demand Commentary Capacity Reductions Pacific 6% of total revenue Greatest impact driven by government travel restrictions 65% • Suspension of China • Significant reductions in S Korea and Japan Transatlantic 15% of total revenue Largest impact in Italy, growing impact in France with corporate close - in softness 15 - 20% • Suspension of Milan and Tel Aviv • Reduced service to Rome and Mumbai • Delay of seasonal services and ad hoc cancels Domestic 72% of total revenue Close - in booking weakness and increased cancellation rates 10 - 15% • Reductions in high frequency markets • Removal of utilization flying, day of week cancels Latin 7% of total revenue Limited impact at this time; monitoring closely 5% • Cancelling specific weak demand flights Flexible Approach to Managing Capacity • Reducing system capacity by at least 15 points versus scheduled − International capacity reduced by 20% to 25%, Domestic reduced by 10% to 15% • Parking widebody and narrowbody aircraft and evaluating early retirements of older aircraft • Prepared to take more aggressive actions as needed with significant flexibility on summer capacity 4 Note: Total revenue percentages are based on actuals for full year 2019; all capacity reduction percentages are versus schedu led

Strong Foundation Positions Delta Well For Current Challenge 5 − Identified $1.8 billion of incremental cost reductions including: − Capacity - related savings − Company - wide hiring freeze and voluntary leave options − Maintenance savings from grounded aircraft − Recent fuel price decline provides approximately $2 billion of full - year expense benefit − Profit sharing contributes to variable cost structure − Loyalty program and MRO provide stable revenue streams − Deferring $500 million of capital expenditures, $500 million of elective pension funding and suspending share repurchases − Investment - grade balance sheet provides ready access to capital markets and financing − Expecting at least $5 billion liquidity at March quarter end − Leverage at low - end of debt to EBITDAR target range of 1.5x to 2.5x − Unencumbered collateral of approximately $20 billion, including $12 billion in aircraft, provides flexibility − Pension funded status of 75% with no required contributions until 2025 under Airline Relief Revenue and Expense Balance Sheet and Cash Flow Note: Pension funded status of 75% is as of December 31, 2019

Long - term Opportunity Unchanged by Near - term Challenges 6 Powerful Brand With Industry - Leading Returns Strong Partner Portfolio and Global Scale Unmatched Competitive Advantages Proven Track Record of Execution & Reinvestment Commitment to Carbon Neutrality and Environmental Sustainability